UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2026

NEURONETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA		19355
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (877) 600-7555

(Former name or former address, if changed since last report.) Not applicable.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name on each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

Neuronetics, Inc. (the “Company”) issued a press release on March 17, 2026, announcing its financial results for the three months and twelve months ended December 31, 2025. A copy of the press release is being furnished to the Securities and Exchange Commission (the “SEC”) as Exhibit 99.1 to this report on Form 8-K and is incorporated by reference to this Item 2.02.

***

The information furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing. Except as required by law, the Company undertakes no duty or obligation to publicly update or revise the information so furnished.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On March 12, 2026, the board of directors of the Company appointed Daniel L. Reuvers as the Company’s President and Chief Executive Officer effective on the date that Mr. Reuvers commences employment with the Company, which is expected to be March 23, 2026 (the “Reuvers Start Date”).

There is no arrangement or understanding between Mr. Reuvers and any other person pursuant to which he was selected as an officer of the Company, and there is no family relationship between Mr. Reuvers and any of the Company’s directors or other executive officers. There are no related party transactions between Mr. Reuvers and the Company that would require disclosure under Item 404(a) of Regulation S-K.

Mr. Reuvers, age 63, is a healthcare executive with over 35 years of experience. He was most recently the chief executive officer and board member of Tactile Medical (Nasdaq: TCMD) from May 2020 until July 2024. Prior to that, he held a series of executive-level roles with Integra LifeScience (Nasdaq: IART) from January 2009 until May of 2020. He served as the president of the company’s Instrument Division from 2009-2013, President of International from 2013-2016 and EVP, President of Codman Specialty Surgical, the company’s $1 billion neurosurgical business segment from 2016-2020. From 2002-2009 he served as president of two privately held companies, Omni-Tract Surgical and Advanced Respiratory, both resulting in successful exits to Integra and Hill-Rom respectively. He began his medtech career in 1987 with Vital Signs, Inc, where he held progressively expanded roles until 2000. Mr. Reuvers has served on the board of Etac Group, a privately held medtech company based in Stockholm, since October 2023. He also serves on the board of PeerBridge Health, a privately held medtech company based in Nashville, since July 2025.

The Company has entered into an employment agreement with Mr. Reuvers effective as of the Reuvers Start Date (the “Employment Agreement”). Under the terms of the Employment Agreement, Mr. Reuvers will receive an initial annual base salary of $730,000 and will be eligible for a discretionary annual cash bonus targeted at 100% of his then-current base salary. In addition, Mr. Reuvers received a grant of 1,500,000 restricted stock units, with 500,000 of such units vesting in substantially equal installments on the first, second, and third anniversary of the Reuvers Start Date, in all cases subject to Mr. Reuvers’s continued employment with the Company on each such vesting date.

In the event of termination by the Company without cause or by Mr. Reuvers for good reason, Mr. Reuvers will be entitled to severance benefits, including 12 months of base salary, a prorated target bonus, and continued health coverage pursuant to that certain Severance Agreement effective as of the Reuvers Start Date (the “Severance Agreement”).

The foregoing summaries of the Employment Agreement and the Severance Agreement are not complete and are qualified in their entirety by reference to the full text of the Employment Agreement and the Severance Agreement, as applicable, a copy of which are filed as Exhibit 10.47 and 10.48 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and are incorporated herein by reference.

Mr. Reuvers has also entered into the Company’s executive indemnification agreement, executive restrictive covenant and severance agreement, and restrictive covenant and invention assignment agreement substantially in the forms of the Company’s form of agreements.

Item 7.01	Regulation FD Disclosure.

On March 17, 2026, the Company released a presentation (the “Presentation”) that it may present to certain investors. A copy of the Presentation is attached hereto as Exhibit 99.2. The information contained in Exhibit 99.2 is incorporated herein by reference.

On March 17, 2026, the Company released a press release announcing the appointment of Daniel L. Reuvers as the Company’s President and Chief Executive Officer. A copy of the press release is attached hereto as Exhibit 99.3. The information contained in Exhibit 99.3 is incorporated herein by reference.

The information in this report furnished pursuant to Item 7.01, including Exhibit 99.2 and Exhibit 99.3, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings with the SEC under the Exchange Act or the Securities Act whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing. Except as required by law, the Company undertakes no duty or obligation to publicly update or revise the information so furnished.

“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:

Certain statements in this report, including the documents incorporated by reference herein, include “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, which are intended to be covered by the safe harbors created by those laws and other applicable laws and “forward-looking information” within the meaning of applicable Canadian securities laws. Statements in this report that are not historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by terms such as “may,” “will,” “would,” “should,” “expect,” “plan,” “design,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “outlook” or “continue” as well as the negative of these terms and similar expressions. These statements include those relating to the Company’s business outlook and current expectations for upcoming quarters and fiscal year 2026 including with respect to revenue, expenses, growth, and any statements of assumptions underlying any of the foregoing items. These statements are subject to significant risks and uncertainties and actual results could differ materially from those projected. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this report. These risks and uncertainties include, without limitation, risks and uncertainties related to: the effect of the transaction with Greenbrook TMS Inc. on our business relationships; operating results and business generally; our ability to execute our business strategy; our ability to achieve or sustain profitable operations due to our history of losses; our reliance on the sale and usage of our NeuroStar Advanced Therapy System to generate revenues; the scale and efficacy of our salesforce; our ability to retain talent; availability of coverage and reimbursement from third-party payors for treatments using our products; physician and patient demand for treatments using our products; developments in respect of competing technologies and therapies for the indications that our products treat; product defects; developments in clinical trials or regulatory review of the NeuroStar Advanced Therapy System for additional indications; developments in regulation in the U.S. and other applicable jurisdictions; potential effects of evolving and/or extensive government regulation; the terms of our credit facility; our ability to successfully roll-out our Better Me Provider Program on the planned timeline; our self-sustainability and existing cash balances; and our ability to maintain positive cash flow. For a discussion of these and other related risks, please refer to the Company’s recent filings with the SEC, which are available on the SEC’s website at www.sec.gov, including, without limitation, the factors described under the heading “Risk Factors” in Neuronetics’ Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as may be updated or supplemented by subsequent reports that Neuronetics has filed or files with the SEC. These forward-looking statements are based on the Company’s expectations and assumptions as of the date of this report. Except as required by law, the Company undertakes no duty or obligation to update any forward-looking statements contained in this report as a result of new information, future events, or changes in the Company’s expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated March 17, 2026, of Neuronetics, Inc.

99.2	Company Presentation March 2026

99.3	Press Release, dated March 17, 2026, of Neuronetics, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: March 17, 2026	By:	/s/ Steven E. Pfanstiel
	Name:	Steven E. Pfanstiel
	Title:	EVP, Chief Financial Officer and Treasurer